UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 14, 2022

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 14, 2022, the Board of Directors of Alpine 4 Holdings, Inc., a Delaware corporation (the "Company"), in conjunction with the Audit Committee of the Board, and following consultation with the Company’s independent registered public accounting firm, RSM US LLP (“RSM”), and the Company’s prior auditors, MaloneBailey, LLP ("MaloneBailey"), determined that the Company’s December 31, 2020 financial statements in the Company’s previously filed Annual Report on Form 10-K for the year ended December 31, 2020 (the "2020 Relevant Periods"), the financial statements in the Quarterly Reports on Form 10-Q as of and for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and the December 31, 2021 financial statements in the Annual Report on Form 10-K for the year ended December 31, 2021 (collectively, the “2021 Relevant Periods”), as well as the financial statements in the Quarterly Reports for the periods ended March 31, and June 30, 2022 (the “2022 Relevant Periods) should no longer be relied upon.

The Company determined that there were issues in the Company’s accounting for business combinations and for income taxes in the 2020, 2021, and 2022 Relevant Periods.

The Company intends to amend its 2020 and 2021 Relevant Periods, as well as the interim quarterly financial statements for the 2021 Relevant Periods to be contained in the amended Annual Report on Form 10-K for the year ended December 31, 2021, to reflect restatements of its consolidated financial statements for the 2021 Relevant Periods. Additionally, the Company intends to amend its quarterly financial statements for the 2022 Relevant Periods.

The Company’s management believes that these misstatements will have no impact on the Company’s revenues, or Adjusted EBITDA for the 2020, 2021 or 2022 Relevant Periods.

The Audit Committee of the Company’s Board of Directors has discussed the matters disclosed in this Item 4.02 with RSM, the Company’s independent registered public accounting firm, and with MaloneBailey, the Company's prior auditors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: November 17, 2022